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                                                                    EXHIBIT 10.9



             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
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                        ASTERISKS DENOTE SUCH OMISSIONS.


                                    AGREEMENT


        This Agreement is dated the 27th day of July, 1992 and is made between

                                    LEIRAS OY
                                    Pansiontie 45 - 47
                                    20210 Turku
                                    FINLAND

        (hereinafter called "Leiras");

        and


                                    EDWARD MENDELL CO., INC.
                                    2981 Route 22, Patterson
                                    New York 12563 U.S.A.

        (hereinafter called "Mendell");

WHEREAS

A) Leiras has developed and is in possession of the medical product CYSTRIN (Oxybutynin), and is the proprietor of valuable knowhow, data, skills and other information in relation thereto and wishes to further develop such technology (hereinafter called "the Technology").

B) Mendell is the owner of TIMERx Controlled Release System and certain patents pertaining thereto (hereinafter called "the Mendell Manufacturing Technology"), all more closely set out in Annex A attached hereto.



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C)      The parties are interested in co-operation whereby Mendell develops a slow-release tablet/slow-release tablet formulation for Leiras' Cystrin product, adjusting the TIMERx Controlled Release System and on the basis of the development programme more closely defined below.

D) The parties also wish to enter into arrangements for the manufacture and supply of pharmaceutical products by Leiras using the Technology on the basis of the terms and conditions set out below.

NOW IT IS HEREBY agreed as follows;


1.      DEFINITIONS

1.1.    In this Agreement the following terms have the following meanings:

"Oxybutynin"

        means Oxybutynin and its pharmaceutically acceptable salts, enantiomeres and active metabolites.

"Mendell Manufacturing Technology"

        means all knowhow, methods, processes, techniques, trade secrets, specifications, technological information and other data relating to the manufacture and use of TIMERx and TIMERx Technology which Mendell has heretofore developed or which are developed by it in the course of the Development Programme.




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"Leiras Technology"

        means all information, knowhow and technology pertaining to Leiras Cystrin Technology and the CYSTRIN (Oxybutynin) product and the manufacturing of the said product.

"Development Programme"

        means the programme of work agreed in writing between the parties from time to time for the development of CYSTRIN slow-release and Cystrin-TIMERx slow-release tablet as a pharmaceutical product capable of commercial utilization by Leiras exclusively including milestones to be achieved, cost estimates and relevant time schedules, the current programme being in the form annexed hereto marked "B".

"Development Specification"

        means the CYSTRIN slow-release mode preformulation developed by Mendell for clinical trials and approved by Leiras.

"Effective Date"

        means the date hereof.

"Product Specification"

        means the final product specification for the CYSTRIN slow-release product prepared by the parties (to be approved by Leiras in writing) in relation to the commercial supply of CYSTRIN slow-release products by Leiras.




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"Project Commencement Date"

        means the date hereof.

"Product"
        means the product referred to in item (C) in the WHEREAS-section of this Agreement.

"Territory"
        means worldwide.

"TIMERx"
        means the slow-release system developed by Mendell.

1.2. References to Clauses and Schedules are to Clauses and Schedules of this Agreement.


2.      Development Programme

2.1. After the Effective Date, Leiras shall provide Mendell with the Oxybutynin active ingredient for the purposes hereof, and Mendell shall begin the development work set out herein. Mendell shall use its best efforts to complete the development of CYSTRIN slow-release in accordance with the Development Programme.

2.2 Leiras shall pay Mendell for the development and engineering work carried out by Mendell hereunder as set out in Annex B attached hereto. Within



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        ************** after completion of each development stage, Mendell shall provide Leiras with a report detailing the data and findings from such stage. Leiras shall then, at its discretion, decide whether it wishes to continue with the Development Programme as set out herein, or whether the Development Programme shall be discontinued. Mendell shall not commence any new stage until it has received written consent from Leiras to commence such new stage.

2.3. Leiras may, during the continuance of this Agreement, at its own expense, send engineers and other suitably qualified employees to visit Mendell's premises for the purpose of familiarizing themselves with the development work in connection with CYSTRIN slow-release.

2.4. Should Leiras so request, Mendell shall offer Leiras consultancy assistance e.g. by sending such of its employees to Leiras as are to be agreed upon separately in order to assist Leiras in matters pertaining to production and quality control. The terms and conditions of such assistance are to be agreed upon separately.

3.      INTELLECTUAL PROPERTY RIGHTS

3.1.    The parties confirm their understanding that;

a) The result of the slow-release development programme set out herein and the Product shall be the property of Leiras. Leiras is also the sole proprietor of its Cystrin knowhow, as well as further inventions, developments, improvements etc. both as regards Cystrin and Oxybutynin with no rights assigned or licensed to Mendell, unless otherwise set out herein.



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b)      Leiras acknowledges Mendell's industrial and other rights to the TIMERx and the TIMERx Technology (including also further inventions, developments, improvements etc.), with regard to which Leiras has received a license in accordance with this Agreement to the extent the Product comprises TIMERx and TIMERx Technology.

3.2. Leiras acknowledges that Oxybutynin slow-release may incorporate and in part be made in accordance with certain technology and knowhow which are and shall remain the property of Mendell. Mendell shall be free to exploit and supply such technology to third parties other than for use with Oxybutynin slow-release products.

3.3. Mendell shall provide Leiras with such of the Technology owned by it as it considers necessary to enable Leiras to perform its obligation and to carry out its functions under this Agreement. The provisions of Clause 5 shall apply in relation to any part of the Technology which is Confidential Information. The compensation payable by Leiras to Mendell for Technology to be licensed by Mendell to Leiras shall be as set out in Clause 4 below.

4.      ROYALTIES

4.1. In consideration of the licenses and rights granted herein, Leiras shall pay Mendell a royalty of **********************************************
        ************************.



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4.2.    Mendell shall be entitled to verify Leiras' net sales of the Product by an independent third-party auditor to be appointed and paid by Mendell with the consent of Leiras, which consent shall not be unreasonably withheld.

4.3. Within sixty (60) days of the end of each Leiras fiscal quarters ending March 31st, June 30th, September 30th and December 31st of each fiscal year commencing with the first fiscal quarter during which the Product has been sold by Leiras, Leiras shall provide Mendell with a true and complete statement accounting for all sales of the Product by Leiras during such fiscal quarter. Within thirty (30) business days after rendering such statement, Leiras shall pay Mendell the royalties due thereunder on the basis of this Agreement.


5.      CONFIDENTIALITY

5.1. Each party recognizes that they have been and will be granted access to proprietary information of the other in connection with their co-operation as set forth herein.

5.2. The parties hereto undertake during the period of this Agreement and subject to Clause 5.4. without limit in time thereafter;

a) to use the confidential information received from the other party (hereinafter called "Confidential Information") solely for the purpose of performing its obligations and using its rights under this Agreement and for no other purpose whatsoever without the prior written consent of the disclosing party.

b) to hold the Confidential Information received from the disclosing party in strictest confidence (subject to Clause 5.2.a).




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5.3.    In the event of one party visiting any of the offices or other premises of the other party, the visiting party undertakes that any of the information which may come to its knowledge as a result of any such visit inclusive of the form, materials and design of the various elements of any plant and machinery which may be seen at such offices or premises as well as the plant as a whole, the method of operation and the various applications thereof shall be Confidential Information for the purpose of this Agreement.

5.4. It is agreed and understood that nothing contained herein shall be considered Confidential Information, if;

a) it is and can be shown to be already known to the recipient at the time of disclosure;

b) it subsequently becomes lawfully and freely available to the recipient from a third party not under a duty of confidentiality to the disclosing party;

c) it is in the public domain or is subsequently disclosed to the public other than through the recipient or any other person to whom the recipient is permitted to disclose the Confidential Information under this Agreement;

d) it is required to be disclosed by law or otherwise with mandatory effect.


6.      LICENSE OF MENDELL PATENTS, INFORMATION AND TECHNOLOGY; SALES OF TIMERx

6.1. Mendell hereby grants Leiras an exclusive, unlimited but nontransferable right and license throughout the Territory to manufacture, use and sell the Products contemplated herein by utilizing the Mendell Manufacturing Technology



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        including, without limitation, patents and other Mendell information pertaining to TIMERx.

6.2. Leiras shall use its best efforts in the promotion of the Product worldwide, taking into consideration the competitive advantage and superiority pertaining to the Product, Leiras' resources, acts and measures by competitors, etc. In particular with respect to the United States of America, Leiras shall consult Mendell regarding distribution arrangements and alternatives. Leiras shall also be entitled to ask for Mendell's assistance in the choice of a partner for the US area. For guidance purposes, the parties shall seek to agree upon an estimated time schedule for the marketing of the Products in the US area, with possible milestones to be agreed upon separately.

6.3. In case Leiras decides to manufacture the TIMERx slow-release product on the basis of the results of the Development Programme, Leiras shall purchase from Mendell all of its requirements of TIMERx for the Product, and Mendell shall sell Leiras all of Leiras' requirements of TIMERx for the said purpose provided that if Mendell is unable to supply all of the TIMERx required by Leiras within sixty (60) days after Leiras gives notice to Mendell of such requirements for a specific dosage form, then Mendell shall put the information etc. necessary for the production of TIMERx at the disposal of Leiras for the sole and only purpose of enabling Leiras to manufacture such amounts of TIMERx as Mendell is unable to supply to Leiras but for no other purpose whatsoever and such information etc. to be used solely by Leiras for the purpose set out herein, and only for such time as Mendell is unable so to supply. Leiras shall use all TIMERx sold by Mendell to Leiras hereunder solely and exclusively in connection with the license granted by Mendell pursuant to this Agreement and in particular to this Clause 6.




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6.4.    Mendell shall sell TIMERx to Leiras for a price of *******************.
        Such price shall be valid for a period of ********** from the first launch of the Products. Thereafter, Mendell shall be entitled to increase or decrease such price from the ****************************** *********************************. Leiras shall be entitled to negotiate with Mendell both before launching the Product and the start of marketing thereof, and thereafter, with the aim of adjusting such price to a level mutually acceptable by both parties.

6.5. Mendell shall invoice Leiras at the time any TIMERx sold hereunder is shipped to Leiras. Payment of such invoice is due sixty (60) days from the date of such invoice.

6.6. Shipments of TIMERx shall be made upon Leiras' instruction and delivery will be CIP Turku (Incoterms 1990).

6.7. Mendell hereby warrants that the TIMERx sold or to be sold to Leiras hereunder will meet, at the time of shipment and receipt by Leiras thereof, the specifications attached hereto as Appendix C and incorporated herein by this reference. Mendell also warrants that (i) it will, at the time of shipment and receipt thereof, have a good and marketable title to the TIMERx sold to Leiras and (ii) all TIMERx sold hereunder shall, on the date of shipment and receipt, not be adulterated or misbranded within the meaning of the United States Federal Food, Drug and Cosmetic Act, as amended from time to time, and not be an article which may not, under the provisions of Section 404 or 505 of the said act, be introduced into interstate commerce.



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7.      INFRINGEMENT

        Mendell warrants that, to the best of its knowledge, the use by Leiras of the Mendell Manufacturing Technology in accordance with the terms of this Agreement will not infringe the intellectual property or other proprietary rights of any third party. Mendell shall defend, indemnify and hold Leiras harmless from and against all claims, actions, liabilities and costs, including, without limitation, reasonable attorneys' fees and expenses, suffered or incurred by Leiras based upon or arising out of a claim of infringement or contributory infringement of any patent, or the violation of another's trade secret rights, by reason of the practice or use of the Mendell Manufacturing Technology or of TIMERx provided by Mendell to Leiras pursuant to this Agreement.

        Leiras warrants that, to the best of its knowledge, its contribution to the development project and to the Product does not infringe the intellectual property rights of any third party. Should Leiras be in violation of this warrant, Leiras will defend, indemnify and hold Mendell harmless from and against all claims based upon such breach of warrant.


8.      TERM AND TERMINATION

8.1. This Agreement shall commence with effect from the date hereof and, unless terminated earlier pursuant to Clause 8.2. or 8.3. inclusive, shall continue until the expiration of the Mendell patents mentioned in Appendix A.


8.2.    If one party (hereinafter called "the Defaulting Party")




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a)      is in material breach of its obligations under this Agreement; or

b) becomes insolvent or enters into liquidation (other than as part of a scheme for solvent reconstruction or amalgamation) or makes an assignment for the benefit of its creditors generally or has a receiver or administrative receiver appointed of all or any of its assets or if any event analogous to the foregoing shall occur of the Defaulting Party in any jurisdiction where that party is resident or carries on business; or

c) is unable by reason of the events and circumstances referred to in Clause 10 to perform its obligations hereunder for a continuous period of six (6) months, the other party may at any time thereafter by notice in writing to the defaulting party require the defaulting party to withdraw from this Agreement provided that, in the case of a breach capable of remedy, the defaulting party shall have sixty (60) days or fourteen (14) days in the case of non-payment of monies from the date of such notice to remedy the breach and, if the breach is remedied within such period, the notice shall not take effect.


9.      CONSEQUENCES OF TERMINATION

9.1. Upon termination by either party of this Agreement, the rights and obligations of such party shall cease with effect from the date of termination save for those set out in Clauses 3, 5, 7, 9 and 12, all of which shall remain in full force and effect provided that the termination by either party of this Agreement shall be without prejudice to any accrued claims or rights of action that either party may have against the other up to the date of such termination.

9.2. In the event of termination or expiry of this Agreement howsoever arising Mendell shall deliver to Leiras within fifteen (15) working days all and



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        everything set out in the Leiras Technology, the Development Programme,
        the Development Specification and the Project Specification or other materials which are the property of Leiras and as is in its direct or indirect possession, and Leiras shall be under an equivalent obligation with respect to Mendell Technology and Mendell materials, mutatis mutandis.

9.3. On termination or expiry of this Agreement each party shall return the other party, at the other party's cost, all designs, drawings, specifications, materials and other information comprising and relating to the other party's Technology as is in such party's possession and shall cease all further use of the same.

9.4. Leiras shall be entitled to terminate the development work set out herein at each "Go/No Go" point mentioned in the Development Programme. Leiras shall also decide, at its sole discretion, whether the result of the Development Programme shall lead to a registration, manufacturing and marketing of the Product. Should Leiras decide to discontinue the Development Programme or to refrain from registering, manufacturing and marketing the Product, the parties have agreed that:

a) Should Leiras make the "No Go"-decision after phase 2 of the Development Programme, Mendell shall be entitled to use the Leiras project for reference purposes in its promotion after ****************** from such Leiras' decision, provided that Mendell shall keep any and all Leiras' Confidential Information strictly in confidence. Mendell is neither entitled to transfer nor disclose any development results to any third parties. Either party shall not be responsible




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        for compensation to the other party with respect to the discontinuation of the development work hereof.

b) Should Leiras make the "No Go"-decision after phase 4 of the Development Programme, Mendell shall also be entitled to use the Leiras project for reference purposes in its promotion after ****************** from such Leiras' decision on the same provisions of confidentiality as set out in Subclause 9.4.a) hereinabove. Furthermore, in addition to the compensation set forth in the Development Programme, Leiras shall pay Mendell a total compensation of ********** in consideration of Mendell's reasonable overhead costs.

c) Should Leiras make the "No Go"-decision, or should Leiras decide to discontinue the manufacturing and marketing of the Product any time after phase 5 of the Development Programme, Mendell shall be entitled to use the Leiras project for reference purposes in its promotion after ****************** from such Leiras' decision on the provisions set out in Subclause 9.4.a) hereinabove. Furthermore, in addition to the compensation set forth in the Development Programme, Leiras shall pay Mendell a total compensation of *********** in consideration of Mendell's reasonable overhead costs.

        In the event Leiras decides to discontinue the development work hereof, Leiras has free and unencumbered right to use, transfer and sell the results of the development work. Should Leiras elect to transfer the right to a third party, Leiras shall be obligated to transfer this Agreement also to such third party.




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9.5.    Upon termination of this Agreement or the discontinuation of the
        Development Programme and/or the registering, manufacturing and marketing of the Product, as applicable, Mendell shall have no right to use the Development Programme, the results thereof or anything else of a proprietary nature belonging to Leiras, whether for its own or for third party purposes. However, Mendell shall be entitled to utilize the Mendell-generated information for publicity purposes only, and may, in this respect, disclose Leiras as the company holding the worldwide rights to the Oxybutynin-TIMERx product. The manner of such disclosure shall be agreed upon between the parties in advance.

10.     FORCE MAJEURE

        If and to the extent that either party is hindered or prevented by circumstances not now foreseeable and not within its reasonable ability to control from performing any of its obligations under this Agreement and promptly so notifies the other party giving particulars of the circumstances in question, then the party so affected shall be relieved of liability to the other for failure to perform such obligations, but shall nevertheless use all reasonable endeavours to resume full performance thereof without avoidable delay.

11.     NOTICES

11.1. Any notice to be given under this Agreement shall be in writing in English and shall be deemed duly given if signed by or on behalf of a duly authorized officer of the party giving the notice and if left at or sent by registered or recorded delivery post or by telex, telegram, facsimile transmission or other means of telecommunication in permanent written form to the address of the party set out above or such other address as either party may from time to



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        time notify to the other. Any such notice or other communication shall be deemed to be given;

        a) at the time when the same is handed to or left at the address of the party to be served;

        b)      by post on the day (not being a Sunday or public holiday) five
                (5) days following the day of posting; and

        c) in the case of a telegram, telex or facsimile transmission on the next following day.

11.2. Notices shall be addressed to the parties under their above-mentioned addresses.

11.3. In proving the giving of a notice it shall be sufficient to prove that the notice was left or that the envelope containing the notice was properly addressed and dispatched (as the case may be).

12.     CHOICE OF LAW

        This Agreement shall be governed by and interpreted in accordance with English Law. Any dispute concerning the interpretation or application of this Agreement shall be referred for settlement to the Arbitration Institute of the Stockholm Chamber of Commerce pursuant to the regulations in force. The question of payment of such expenses arising out of the arbitral proceedings, as may be incurred by the Arbitration and the parties concerned, shall likewise be referred to the Institute for settlement. The arbitration language shall be English.




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13.     ASSIGNMENT

        This Agreement may not be assigned by either party without the prior written consent of the other unless otherwise follows from Clause 9.4. Should Mendell sell all or substantially all of its assets, or should Mendell itself or a major part thereof be sold, transferred, assigned or similar to a third party, Leiras shall have the right to terminate this Agreement forthwith.

14.     NO IMPLIED WAIVER

        A waiver by either party of any right under this Agreement in any one instance shall not be deemed or construed to be a waiver of such right for any similar instance in the future or of any subsequent breach hereof nor shall it prevent a subsequent enforcement of that right.


15.     SEVERABILITY

        If any provision(s) of this Agreement are or become invalid, or are ruled illegal or are deemed unenforceable under the current applicable law from time to time in effect during the term thereof, it is the intention of the parties that the remainder of this Agreement shall not be affected thereby. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal or enforceable, there be substituted or added as part of this Agreement a provision which shall be as similar as possible in objectives as intended by the parties.





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16.     SOLE UNDERSTANDING

        No representations, warranties, conditions or other statements not contained herein shall be binding on the parties hereto, and no variation of the terms hereof shall be binding on the parties unless made in writing by the authorized representatives of the parties. This Agreement and the documents referred to herein together contain the entire agreement between the parties with respect to its subject matter and supersede and replace all prior agreements written or oral with respect thereto.

17.     PARTNERSHIP

        Nothing in this Agreement shall constitute a partnership between the parties hereto.

18.     HEADINGS

        The headings of Clauses shall not affect their interpretation.

19.     EXECUTION IN COUNTERPARTS

        This Agreement shall be executed in two (2) counterparts both of which shall be considered one and the same agreement and shall become a binding agreement when the two (2) counterparts have been signed by authorized representatives of the parties and delivered to the other party.




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        IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers.


         Date: June 30, 1992                       Date: July 27, 1992


         Place: Turku                              Place: Patterson, N.Y.



         LEIRAS OY                                 EDWARD MENDELL CO., INC.


         /s/ [illegible]                           /s/ [illegible]
         --------------------------------          ----------------------------





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                                     ANNEX A

                       "MENDELL MANUFACTURING TECHNOLOGY"


        to the Agreement between LEIRAS OY and EDWARD MENDELL CO., INC. of July 27, 1992.

        LIST OF PATENT AND PATENT APPLICATIONS COVERING TIMERx:

        1) U.S. Patent No. 4,994,276 entitled "Directly Compressible Slow Release Granulation", filed Sept. 19, 1988

        2) U.S. Serial No. 491,189 entitled "Sustained Release Excipient", filed March 9, 1990

        3) U.S. Application entitled "Compressible Sustained Release Solid Dosage Forms", filed Jan. 16, 1991

        4) European Patent Application, Publication No. 0360562 entitled "Directly Compressible Sustained Release Excipient", filed Sept. 19, 1989.


         Date: June 30, 1992                           Date: July 27, 2992

         Place: Turku                                  Place: Patterson, N.Y.

         LEIRAS OY                                     EDWARD MENDELL CO., INC.


         /s/ [illegible]                               /s/ [illegible]
         ---------------                               ---------------



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                                     ANNEX B

                             "DEVELOPMENT PROGRAMME"

        to the Agreement between LEIRAS OY and EDWARD MENDELL CO., INC. of July 27, 1992.

        PRODUCT DEVELOPMENT AGREEMENT:

                                                                      Payment
                                                                      -------


         1.       Agreement exchange. After sign of the              **********
                  Agreement a fee of ************* will be paid.

         2.       The work in Mendell's laboratory will consist of:
                  ***********************************
                  ***********************************
                  ***********************************

                  The target is ********************************.
                  Data from stages 1 - 2 will be presented within 8 - 12 weeks.

         3.       "Go/No Go"-decision.

         4.       If the decision is "Go", a fee of                  **********
                  ***************** will be paid.

                  Development of the Product in laboratory scale
                  (Mendell). The work will consist of:

                  **************************************
                  **************************************

                           *****************************



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                  *************************************
                  *************************************

                  *************************************
                  *************************************.

                  Final tablets and data from stages
                  1 - 4 will be presented **************

         5.       "Go/No Go"-decision.

         6.       If the decision is "Go", a fee of                  **********
                  ************* will be paid.

                  Typical activities after stage 5
                  decision include:

                  **********************************

                  **********************************
                  **********************************

         7. After registration and marketing, Mendell will work on a royalty basis. All development costs outlined above will be
                  *****************************************************.


                  TOTAL                                              **********


         Date: June 30, 1992                       Date:  July 27, 1992

         Place: Turku                              Place:  Patterson, N.Y.

         LEIRAS OY                                 EDWARD MENDELL CO., INC.



         /s/ [Illegible]                           /s/ [Illegible]
         ----------------------------              ----------------------------




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                                     ANNEX C



         TIMERx Specification

         Description: *********************************************************

         **********************************************************************.

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         Final specification to be decided between Leiras and Mendell based on the development project.



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